Exhibit 10.1

AMENDMENT NO. 1, CONSENT, AND AGREEMENT

This Amendment No. 1, Consent, and Agreement dated as of January 14, 2005 (this “Agreement”) is among Varco International, Inc., a Delaware corporation (the “Borrower”), the lenders party to the Credit Agreement described below (the “Banks”), and Wells Fargo Bank, National Association, as administrative agent for the Banks (the “Administrative Agent”).

INTRODUCTION

WHEREAS, the Borrower, the Administrative Agent, and the Banks are parties to the Credit Agreement dated as of June 30, 2004 (the “Credit Agreement”).

WHEREAS, the Borrower and National-Oilwell, Inc., a Delaware corporation (“National”) entered into an Amended and Restated Agreement and Plan of Merger dated as of September 13, 2004 but made effective as of August 11, 2004, a copy of which is attached as Exhibit A hereto and made a part hereof (as such may be amended or modified with the consent of the Administrative Agent, the “Merger Agreement”), pursuant to which the Borrower will merge with and into National with National as the surviving entity of such merger under the new name “National-Oilwell Varco, Inc.” (as such surviving entity, “National-Oilwell”) (the “Merger”).

WHEREAS, the Borrower has requested that the Banks (i) consent to the Merger and to waive certain rights set forth in Section 7.1(i) of the Credit Agreement with respect thereto, (ii) provide for Borrowings and Letters of Credit to be funded and denominated in currencies other than Dollars, and (iii) amend certain other provisions of the Credit Agreement, each subject to the terms and conditions set forth below.

THEREFORE, the Borrower, the Administrative Agent, and the Banks hereby agree as follows:

Section 1. Definitions. Unless otherwise defined in this Agreement, terms used in this Agreement that are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement.

Section 2. Consent and Waiver. The Banks hereby (a) consent to the Merger on terms set forth in the Merger Agreement, and (b) waive any Default or Event Default caused solely by the consummation of the Merger or the execution, delivery and performance of the Merger Agreement (including, without limitation, any Default or Event of Default arising under Sections 6.5 and 7.1(i) of the Credit Agreement); provided that, before and after giving effect to the Merger, (i) National-Oilwell and its Subsidiaries will be in compliance, on a pro forma basis after giving effect to the Merger, with the financial covenants contained in Article VII of the Credit Agreement and (ii) no other Default or Event of Default shall have occurred and be continuing. The consent and waiver by the Banks described in this Section 2 are contingent upon the satisfaction of the conditions set forth in the proviso of the immediately preceding sentence and upon the satisfaction of the conditions precedent set forth in Section 6 of this Agreement. Such consent and waiver are limited to the extent described herein and shall not be construed to be a consent to or a permanent waiver of any terms, provisions, covenants, warranties or agreements contained in the Credit Agreement or in any of the other Credit

Documents. The Banks reserve the right to exercise any rights and remedies available to them in connection with any other present or future default with respect to the Credit Agreement or any other provision of any Credit Document. The terms and provisions of the Credit Agreement and all other Credit Documents are and shall remain in full force and effect, as amended hereby. Borrower hereby agrees and acknowledges that the Banks require strict performance by the Borrower of all of its obligations, agreements and covenants contained in the Credit Agreement and the other Credit Documents, as amended hereby, and no inaction or action regarding any Event of Default is intended to be or shall be a waiver thereof, except as otherwise set forth herein.

Section 3. Amendment.

(a) The Credit Agreement (other than the Schedules and the Exhibits which are addressed below) shall be amended in its entirety to read as set forth in Annex A to this Agreement.

(b) Schedule 1.1(a) and Schedule 9.2(a) of the Credit Agreement shall be deleted and replaced in their entirety with the corresponding Schedule 1.1(a) and 9.2(a) attached to this Agreement.

(c) The following Schedules to the Credit Agreement shall be deleted and replaced in their entirety with the corresponding Schedules which are delivered to the Administrative Agent pursuant to Section 4(a) below:

Schedule 4.1	-	Subsidiaries
Schedule 4.20	-	Outstanding Indebtedness

(d) Exhibit A, Exhibit D and Exhibit E to the Credit Agreement shall be deleted and replaced in their entirety with the corresponding Exhibit A, Exhibit D and Exhibit E attached to this Agreement.

Section 4. Agreement. Each of the Banks, the Borrower and the Administrative Agent further agrees as follows:

(a) Revised Schedules. After the consummation of the Merger, the Borrower shall deliver to the Administrative Agent revised Schedules 4.1 and 4.20 reflecting the information required therein after giving effect to the Merger.

(b) Merger Documents. Within ten days following the effective date of the Merger, the Borrower shall deliver to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, a certificate of the Secretary or an Assistant Secretary of National-Oilwell certifying as of the effective date of the Merger (i) copies of the articles or certificate of incorporation, articles of merger, bylaws and all other organizational documents of National Oilwell, together with all amendments, supplements and modifications thereto, and (ii) the names and true signatures of officers of National-Oilwell authorized to sign the Credit Documents.

(c) Existing Letters of Credit. All outstanding Letters of Credit issued under the Credit Agreement on or prior to the date hereof and (i) which were issued in a currency other than Dollars shall, as of the date hereof, be deemed to have been issued under the Multi-Currency Facility (as defined in the Credit Agreement, as amended hereby) and (ii) which were issued in Dollars shall, as of the date hereof, be deemed to have been issued under the Primary Currency Facility (as defined in the Credit Agreement, as amended hereby).

Section 5. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Banks that:

(a) the representations and warranties set forth in the Credit Agreement and in the other Credit Documents are true and correct in all material respects as of the date of this Agreement, except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case it shall have been true and correct in all material respects as of such earlier date;

(b) as of the date of this Agreement, no Material Adverse Effect has occurred since the date of the last audited financial statements of the Borrower delivered by the Borrower to the Banks;

(c) (i) the execution, delivery, and performance of this Agreement are within the corporate power and authority of the Borrower and have been duly authorized by appropriate proceedings, and (ii) this Agreement constitutes a legal, valid, and binding obligation of the Borrower, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and

(d) after giving effect to this Agreement, including the consent and waiver in Section 2 hereof, no Default or Event of Default has occurred and is continuing.

Section 6. Effectiveness. This Agreement shall become effective, and the Credit Agreement shall be amended as provided in this Agreement, upon the occurrence of the following conditions precedent:

(a) the Borrower, the Administrative Agent, and each Bank shall have delivered duly and validly executed originals of this Agreement to the Administrative Agent;

(b) after giving effect to this Agreement, the representations and warranties in this Agreement shall be true and correct in all material respects;

(c) the Borrower shall have delivered to the Administrative Agent a favorable opinion of each of (i) Haynes and Boone, LLP, counsel to the Borrower, and (ii) James F. Maroney, III, general counsel of Varco International, Inc., each dated as of the date hereof and in form and substance satisfactory to the Administrative Agent; and

(d) the Borrower shall have paid to the Administrative Agent and to each Bank the fees and expenses payable to them pursuant to any written agreement between the Borrower and the Administrative Agent.

Section 7. Effect on Credit Documents.

(a) Except as amended herein, the Credit Agreement and the Credit Documents remain in full force and effect as originally executed, and nothing herein shall act as a waiver of any of the Administrative Agent’s or Banks’ rights under the Credit Documents, as amended, including the waiver of any Default or Event of Default, however denominated.

(b) This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement may be a Default or Event of Default under other Credit Documents.

Section 8. Choice of Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas.

Section 9. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original.

PURSUANT TO SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE, A LOAN AGREEMENT IN WHICH THE AMOUNT INVOLVED IN THE LOAN AGREEMENT EXCEEDS $50,000 IN VALUE IS NOT ENFORCEABLE UNLESS THE LOAN AGREEMENT IS IN WRITING AND SIGNED BY THE PARTY TO BE BOUND OR THAT PARTY’S AUTHORIZED REPRESENTATIVE.

THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO AN AGREEMENT SUBJECT TO THE PRECEDING PARAGRAPH SHALL BE DETERMINED SOLELY FROM THE WRITTEN LOAN AGREEMENT, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO THE LOAN AGREEMENT. THIS WRITTEN AGREEMENT AND THE CREDIT DOCUMENTS, AS DEFINED IN THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

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EXECUTED to be effective as of the date first above written.

BORROWER:

VARCO INTERNATIONAL, INC.

By:	/s/ Clay Williams
Name:	Clay Williams
Title:	Chief Financial Officer

ADMINISTRATIVE AGENT:

WELLS FARGO BANK,
NATIONAL ASSOCIATION

By:	/s/ Eric R. Hollingsworth
Eric R. Hollingsworth
Vice President

BANKS:

WELLS FARGO BANK,
NATIONAL ASSOCIATION

By:	/s/ Eric R. Hollingsworth
Eric R. Hollingsworth
Vice President

Signature page to Amendment No. 1, Consent and Agreement

(Varco International, Inc.)

JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, NA)

By:	/s/ J. Charles Freel, Jr.
Name:	J. Charles Freel, Jr.
Title:	Vice President

Signature page to Amendment No. 1, Consent and Agreement

(Varco International, Inc.)

BARCLAYS BANK PLC

By:	/s/ Nicholas Bell
Name:	Nicholas Bell
Title:	Director

Signature page to Amendment No. 1, Consent and Agreement

(Varco International, Inc.)

COMERICA BANK

By:	/s/ Mona M. Foch
Name:	Mona M. Foch
Title:	Senior Vice President - Texas Division

Signature page to Amendment No. 1, Consent and Agreement

(Varco International, Inc.)

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch

By:	/s/ Jay Chall
Name:	Jay Chall
Title:	Director

By:	/s/ Vanessa Gomez
Name:	Vanessa Gomez
Title:	Associate

Signature page to Amendment No. 1, Consent and Agreement

(Varco International, Inc.)

UNION PLANTERS BANK, N.A.

By:	/s/ Edward K. Bowdon
Name:	Edward K. Bowdon
Title:	Senior Vice President

Signature page to Amendment No. 1, Consent and Agreement

(Varco International, Inc.)

THE FROST NATIONAL BANK

By:	/s/ Thomas H. Dungan
Name:	Thomas H. Dungan
Title:	Senior Vice President

Signature page to Amendment No. 1, Consent and Agreement

(Varco International, Inc.)

DNB NOR BANK ASA

By:	/s/ Peter M. Dodge
Name:	Peter M. Dodge
Title:	First Vice President

By:	/s/ Nils Fykse
Name:	Nils Fykse
Title:	Senior Vice President

Signature page to Amendment No. 1, Consent and Agreement

(Varco International, Inc.)